Exhibit 10.3.2



                                 MAXXCOM INC.


                                    - and -



                                  TD CAPITAL









------------------------------------------------------------------------------

                              FIRST AMENDMENT TO
                            SUBORDINATED DEBENTURE

------------------------------------------------------------------------------

















                                March 31, 2002

                                FIRST AMENDMENT
                           TO SUBORDINATED DEBENTURE


         THIS FIRST AMENDMENT AGREEMENT is made as of the 31st day of March,
2002

B E T W E E N:

                           MAXXCOM INC., a corporation governed by the laws of the Province Ontario

                           (hereinafter called the Corporation")

                           - and -

                           TD CAPITAL, a division of The Toronto-Dominion Bank, a bank to which the Bank Act (Canada) applies

                           (hereinafter called TD Capital")

RECITALS:

A. The Corporation issued to TD Capital a subordinated debenture (the Subordinated Debenture") in the original principal amount of $40,000,000 on July 11, 2001.

B. The parties hereto have agreed to amend the Subordinated Debenture on the terms and conditions set out herein.

                  NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 - NEW DEFINITIONS

                  Section 1.1 of the Subordinated Debenture is amended by adding the following definitions:

                  First Amendment" means the First Amendment Agreement to this Debenture made as of March 31, 2002;

                  Senior Amendment Agreement" means the first amendment agreement to the Existing Senior Credit Agreement made as of March 31, 2002 between the Borrower, Maxxcom US, certain Subsidiaries of the Borrower and the Existing Senior Lenders;

                  MDC Intercreditor Agreement" means the intercreditor agreement dated as of March 31, 2002 between MDC Corporation Inc., the Senior Agent for and on behalf of the Senior Lenders, the Agent on its own behalf and for and on behalf of the Holders, and the Restricted Parties;

                  MDC Subordinated Debt" means the subordinated loan made by MDC Corporation Inc. in favour of the Borrower as evidenced by a demand promissory note dated _______________________, 2002 in the amount of Cdn. $25,000,000 which bears interest at a rate of 2.5% per annum;

                  Rights Offering" means the proposed offering to holders of outstanding common shares of the Borrower of rights to subscribe for additional common shares of the Borrower at a price per share to be determined and for gross proceeds not less than $25,000,000 and up to $33,000,000, or any other equity infusion to the Borrower agreed to between MDC Corporation Inc. and the Borrower in lieu thereof yielding gross proceeds to the Borrower of not less than $25,000,000;

SECTION 2 - AMENDED DEFINITIONS

(1) The definition of "CanSubCos" in Section 1.1 of the Subordinated Debenture is amended to include references to Campbell & Partners Communications Ltd. (an Ontario corporation) and Studiotype Inc. (an Ontario corporation).

(2) The definition of "Apcos" in Section 1.1 of the Subordinated Debenture is amended to reflect the change in name of Pavlika Chinnici Direct, LLC to Chinnici Direct, LLC.

(3)      Subparagraphs (b) and (d) of the definition of Permitted Payments" in
         Section 1.1 of the Subordinated Debenture are deleted and replaced with the following provision:

                  (b) the payment by the Borrower to MDC Corporation Inc. of
                      (i) fees in relation to provision of administrative services and benefits by MDC Corporation Inc. to the Borrower, (ii) fees in consideration of services provided by MDC Corporation Inc. to the Borrower as needed in connection with mergers and acquisitions advisory and other services which are provided on arms length commercial terms and are approved by the corporate governance committee of the Borrower, and
                      (iii) interest accruing on the MDC Subordinated Note at the rate of 2.5% per annum, the aggregate of which amounts shall not exceed Cdn. $180,000 in any fiscal year of the Borrower at any time when there has not occurred an Event of Default or a Pending Event of Default which is continuing;

                  (d) [Intentionally Deleted]

SECTION 3 - AMENDMENT TO SENIOR DEBT RATIO COVENANT

                  Section 4.2.2 of the Subordinated Debenture is deleted and replaced with the following provision:

         4.2.2 For each time period set forth below, the Borrower on a consolidated basis shall maintain a Senior Debt Ratio of not more than the ratios set forth below:

                  Period                                            Ratio
                  Up to and including March 31, 2002                3.50 to 1.0
                  From April 1, 2002 to June 30, 2002               3.00 to 1.0
                  From July 1, 2002 to September 30, 2002           3.00 to 1.0
                  From October 1, 2002 to December 31, 2002         3.00 to 1.0
                  From January 1, 2003 to March 31, 2003            3.00 to 1.0
                  From April 1, 2003 to June 30, 2003               2.50 to 1.0
                  From July 1, 2003 to September 30, 2003           2.50 to 1.0
                  From October 1, 2003 to December 31, 2003         2.50 to 1.0
                  From January 1, 2004 to March 31, 2004            2.50 to 1.0
                  From April 1, 2004 to June 30, 2004               2.00 to 1.0
                  From July 1, 2004 to September 30, 2004           2.00 to 1.0
                  From October 1, 2004 to December 31, 2004         2.00 to 1.0
                  Thereafter                                        2.00 to 1.0


SECTION 4 - AMENDMENT TO TOTAL DEBT RATIO COVENANT

                  Section 4.2.3 of the Subordinated Debenture is deleted and replaced with the following provision:

         4.2.3 During each period noted below, the Borrower on a consolidated basis shall maintain a Total Debt Ratio of not more than the ratios set forth below:

                  Period                                           Ratio
                  Up to and including March 31, 2002               5.50 to 1.0
                  From April 1, 2002 to June 30, 2002              5.75 to 1.0
                  From July 1, 2002 to September 30, 2002          5.25 to 1.0
                  From October 1, 2002 to December 31, 2002        4.50 to 1.0
                  From January 1, 2003 to March 31, 2003           4.50 to 1.0
                  From April 1, 2003 to June 30, 2003              4.50 to 1.0
                  From July 1, 2003 to September 30, 2003          4.25 to 1.0
                  From October 1, 2003 to December 31, 2003        4.00 to 1.0
                  From January 1, 2004 to March 31, 2004           3.75 to 1.0
                  From April 1, 2004 to June 30, 2004              3.75 to 1.0
                  From July 1, 2004 to September 30, 2004          3.25 to 1.0
                  From October 1, 2004 to December 31, 2004        3.25 to 1.0
                  Thereafter                                       3.00 to 1.0


SECTION 5 - AMENDMENT TO COVENANT COMPLIANCE

                  Section 4.2.4 of the Subordinated Debenture is deleted and replaced with the following provision:

         4.2.4 In the event that the Borrower, at any time or for any relevant period, is in compliance with the covenants as in effect at July 11, 2001 in the Existing Senior Credit Agreement (as such covenants are amended by the Senior Amendment Agreement) in relation to the Interest Coverage Ratio, the Senior Debt Ratio and the Total Debt Ratio (as each term is defined in the Existing Senior Credit Agreement at July 11, 2001 (as such terms are amended by the Senior Amendment Agreement), and without regard to any waiver of such covenants by the Senior Lenders) at such time or for such period, but not in compliance with any of the covenants set forth in Sections 4.2.1, 4.2.2 and 4.2.3 of this Debenture (as amended by the First Amendment) at such time or for such period, the Borrower shall, for all purposes of this Debenture and the other Sub Debt Documents, be deemed to be in compliance with the covenants set forth in Sections 4.2.1, 4.2.2 and 4.2.3 of this Debenture (as amended by the First Amendment), as applicable, at such time or for such period.

SECTION 6 - RESTRICTION ON INVESTMENTS, ETC.

                  Section 4.4.4 of the Subordinated Debenture is amended by adding the following provision as Section 4.4.4.1A:

         4.4.4.1A        unless the Senior Debt Ratio (as calculated under the
         Existing Senior Credit Agreement) has, at such time, been less than
         2.25 to 1 for at least two consecutive fiscal quarters, except where the Permitted Acquisition is funded solely from the proceeds of any issuance of equity of the Borrower;

SECTION 7 - ADDITIONAL COVENANT

                  Section 4.4 of the Subordinated Debenture is amended by adding the following provision:

         4.4.16A       make, permit or agree to any amendment, modification,
         supplement, replacement or any other change to the terms and conditions of the MDC Subordinated Debt (or any documentation relating thereto) or make or permit any payment whatsoever on account of principal or any other amount under or in connection with the MDC Subordinated Debt (other than interest on the MDC Subordinated Debt as permitted under Sections 4.4.14 and 4.4.16 of this Debenture and
         Section 3.2 of the MDC Intercreditor Agreement), or purchase, repurchase, retract, repay, prepay, acquire, redeem or otherwise retire for value in any manner whatsoever all or any part of the MDC Subordinated Debt; provided that nothing herein shall prohibit MDC Corporation Inc. from setting off the principal amount due on the MDC Subordinated Debt against the subscription price of rights or other equity of the Borrower acquired by it pursuant to the Rights Offering.

SECTION 8 - CONSENTS

                  Subject to the terms and conditions hereof, the Agent, on its own behalf and on behalf of the Holders, hereby:

         (a) consents to the incurrence of the MDC Subordinated Debt (which shall be treated for purposes of the Debenture as Permitted Subordinated Debt);

         (b) consents to the discontinuance of the businesses and operations of McManus Elliot Communications Inc., Bang!Zoom LLC and E-Telligence LLC; and

         (c)      consents to the Senior Amendment Agreement.

SECTION 9 - CONTINUING EFFECT OF SUBORDINATED DEBENTURE

                  Except as amended by this First Amendment Agreement, the Subordinated Debenture shall remain in full force and effect, without amendment, and is hereby ratified and confirmed.

SECTION 10 - COUNTERPARTS AND FACSIMILE

                  This First Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this First Amendment Agreement shall be deemed to be valid execution and delivery thereof.

SECTION 11 - GOVERNING LAW

                  This First Amendment Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada and the federal laws of Canada applicable therein. The parties hereto irrevocably and unconditionally submit to the non-exclusive jurisdiction of any court of the Province of Ontario, Canada sitting in Toronto over any suit, action or proceeding arising out of or relating to this First Amendment Agreement. Each party hereto agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the parties hereto, and may be enforced in any other courts to whose jurisdiction the parties hereto are or may be subject, by suit upon such judgment.

SECTION 12 - INTERPRETATION

                  Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Subordinated Debenture. This First Amendment Agreement and the Subordinated Debenture shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

                  IN WITNESS OF WHICH, the parties have executed this Agreement.

                                                MAXXCOM INC.


                                                By:____________________________



                                                By:____________________________



                                                TD CAPITAL, a division of The
                                                Toronto-Dominion Bank


                                                By:____________________________



                                                By:____________________________